EXHIBIT 21

                       Subsidiaries of The Travelers Inc.

 The following list omits certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. The jurisdiction of incorporation of each subsidiary is included in parentheses after its name.


AC Health Ventures, Inc. (Delaware)
AMCO Biotech, Inc. (Delaware)
Associated Madison Companies, Inc. (Delaware)
   American Capital Management & Research, Inc. (Delaware)
      Advantage Capital Corporation (New York)
         Advantage Capital Insurance Agency, Inc. (Missouri)
            Advantage Capital Insurance Agency of Alabama, Inc. (Alabama) Advantage Capital Insurance Agency of Hawaii, Inc. (Hawaii) Advantage Capital Insurance Agency of Massachusetts, Inc.
               (Massachusetts)
      American Capital Advisors, Inc. (Delaware)
      American Capital Asset Management, Inc. (Delaware)
         American Capital Exchange Corporation (California)
      American Capital Companies Shareholder Services, Inc. (Delaware) American Capital Contractual Services, Inc. (New York)
      American Capital Custodial Services, Inc. (Delaware)
      American Capital Marketing, Inc. (Texas)
      American Capital Partner, Inc. (Delaware)
      American Capital Services, Inc. (Delaware)
      American Capital Shareholder Corporation (Texas)
      American Capital T.A. Inc. (Delaware)
      American Capital Trust Company (Texas)
   American National Life Insurance (T & C), Ltd. (Turks and Caicos Is.) ERISA Corporation (New York)
   Mid-America Insurance Services, Inc. (Georgia)
   National Marketing Corporation (Pennsylvania)
    (also D/B/A American Service Associates)
   PFS Primerica Corporation (Delaware)
      ALW Media Management, Inc. (Georgia)
      First American Financial Services, Inc. (Georgia)
      Meetings & Conventions Travel, Inc. (Georgia)
      PFS Asset Management, Inc. (Georgia)
      PFS Custodial Services, Inc. (Georgia)
      PFS Distributors, Inc. (Georgia)
      PFS Investments Inc. (Georgia)
      PFS Services, Inc. (Georgia)
      Primerica Financial Services Home Mortgages, Inc. (Georgia) Primerica Payment Services, Inc. (Georgia)

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   Primerica Financial Services, Inc. (Nevada)
      Primerica Financial Services Agency of New York, Inc. (New York) Primerica Financial Services Agency of Ohio, Inc. (Ohio)
      Primerica Financial Services Insurance Marketing of Connecticut, Inc.
         (Connecticut)
      Primerica Financial Services Insurance Marketing of Idaho, Inc. (Idaho) Primerica Financial Services Insurance Marketing of Nevada, Inc. (Nevada) Primerica Financial Services Insurance Marketing of Pennsylvania, Inc.
         (Pennsylvania)
           (also D/B/A Primerica Financial Services)
      Primerica Financial Services Insurance Marketing of the Virgin Islands,
         Inc. (U.S. Virgin Islands)
      Primerica Financial Services Insurance Marketing of Wyoming, Inc.
         (Wyoming)
      Primerica Financial Services Insurance Marketing, Inc. (Delaware) Primerica Financial Services of Alabama, Inc. (Alabama)
      Primerica Financial Services of New Mexico, Inc. (New Mexico)
      Primerica Insurance Agency of Massachusetts, Inc. (Massachusetts) Primerica Insurance Services of Louisiana, Inc. (Louisiana)
        (also D/B/A/  A.L. Williams)
      Primerica Insurance Services of Maryland, Inc. (Maryland)
        (also D/B/A Primerica Financial Service Insurance Marketing, Inc.)
   RCM Acquisition Inc. (Delaware)
   SCN Acquisitions Company (Delaware)
   SL&H Reinsurance, Ltd. (Turks and Caicos Is.)
      Southwest Service Agreements, Inc. (North Carolina)
   Southwest Warranty Corporation (Florida)
   The Travelers Insurance Group Inc. (Connecticut)
      Constitution Plaza, Inc. (Connecticut)
      Harbour Associates I, Inc. (Delaware)
         Deer Run II, Inc. (Delaware)
         Net & Twine II Corporation (Delaware)
      KF Corporation (Delaware)
         KP Properties Corporation (Massachusetts)
            Travelers Income Properties - I (Massachusetts)
            Travelers Income Properties - II (Massachusetts)
         KPI 85, Inc. (Massachusetts)
            Travelers Realty/100 L.P. (Delaware)
         KRA Advisers Corporation (Massachusetts)
         KRP Corporation (Massachusetts)
            Blue-Ash Associates Limited Partnership (Massachusetts)
            KBA 3 Limited Partnership (Massachusetts)
            KBA Limited Partnership (Massachusetts)
      La Metropole S.A. (Belgium)
      Resource Information Management Systems, Inc. (Illinois)
         Principal Financial Associates, Inc.
         Winter Financial Group, Inc.





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      The Plaza Corporation (Connecticut)
         Joseph A. Wynne Agency (California)
         The Copeland Companies (New Jersey)
            Copeland Administrative Services, Inc. (New Jersey)
            Copeland Associates, Inc. (Delaware)
               Copeland Associates Agency of Ohio, Inc.
               Copeland Associates of Alabama, Inc. (Alabama)
               Copeland Associates of Montana, Inc. (Montana)
               Copeland Benefits Management Company (New Jersey)
               Copeland Equities, Inc. (New Jersey)
               H.C. Copeland Associates, Inc. of Massachusetts (Massachusetts) University Research Associates, Inc. (Delaware)
            Copeland Financial Services, Inc. (New Jersey)
               American Odyssey Funds Management, Inc. (New Jersey)
                  American Odyssey Funds, Inc. (Maryland)
            Copeland Retirement Services, Inc. (New Jersey)
            H.C. Copeland and Associates, Inc. of Texas (Texas)
         The Parker Realty and Insurance Agency, Inc. (Vermont)
         Travelers General Agency of Hawaii, Inc. (Hawaii)
      The Prospect Company (Delaware)
         89th & York Avenue Corporation (New York)
         979 Third Avenue Corporation (Delaware)
         Meadow Lane, Inc. (Georgia)
         Panther Valley, Inc. (New Jersey)
         Prospect Management Services Company (Delaware)
         The Travelers Asset Funding Corporation (Connecticut)
            Travelers Capital Funding Corporation (Connecticut)
      The Travelers Corporation of Bermuda Limited (Bermuda)
      The Travelers Indemnity Company (Connecticut)
         Bankers and Shippers Insurance Company (Connecticut)
            B & S Insurance Agency, Inc. (North Carolina)
            Bankers and Shippers Indemnity Company (North Carolina)
            Burlington Acceptance Corporation (North Carolina)
         Commercial Insurance Resources, Inc. (Delaware)
            Gulf Insurance Company (Missouri)
               Atlantic Insurance Company (Texas)
               Gulf Group Lloyds (Texas)
                 (also D/B/A Texas Lloyd Plan)
               Gulf Risk Services, Inc. (Delaware)
               Gulf Underwriters Insurance Company (North Carolina)
               Penn Casualty Insurance Company (Missouri)
               Select Insurance Company (Texas)
         Countersignature Agency, Inc. (Florida)
         First Trenton Indemnity Company (New Jersey)









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         Lynch, Ryan & Associates, Inc. (Massachusetts)
         The Charter Oak Fire Insurance Company (Connecticut)
         The Phoenix Insurance Company (Connecticut)
            Constitution State Service Company (Montana)
            The Travel Indemnity Company of Illinois (Illinois)
            The Travelers Indemnity Company of America (Georgia)
            The Travelers Indemnity Company of Rhode Island (Rhode Island) The Premier Insurance Company of Massachusetts (Massachusetts) The Travelers Home & Marine Insurance Company (Indiana)
         The Travelers Lloyds Insurance Company (Texas)
         Travco Insurance Company (Indiana)
         Travelers Reinsurance Company of Bermuda, Limited (Bermuda)
      The Travelers Insurance Company (Connecticut)
         Applied Expert Systems Inc. (Massachusetts)
         Conservco, Inc. (Connecticut)
         Coronet Investment Company (Texas)
           (also D/B/A  ProAmerica Network, Inc.)
         Delaware Windtree Realty Corporation (Delaware)
         Exclaim, Inc. (Connecticut)
         Market Funding Corporation II (Delaware)
         Market Funding Corporation I (Delaware)
         MSA 1600 B-I Inc. (Pennsylvania)
         MSA 1600 B-II Inc. (Pennsylvania)
         MSA 1600 C-I Inc. (Pennsylvania)
         Primerica Insurance Holdings, Inc. (Georgia)
            AC RE, Ltd. (Bermuda)
            American Financial Life Insurance Company (Texas)
               Transport Life Insurance Company (Texas)
                  Continental Life Insurance Company (Texas)
                    (also D/B/A  CLIC Life Insurance Company)
                  Federated General Life Insurance Company (Arizona)
                  Trans Pacific Life Insurance Company (California) Voyager Reinsurance Company (Arizona)
                     Federated General Life Insurance Company (Arizona)
            Primerica Life Insurance Company (Massachusetts)
               National Benefit Life Insurance Company (New York) Primerica Financial Services (Canada) Ltd. (Canada)
                  PFSL Investments Canada Ltd. (Canada)
                  Primerica Financial Services Ltd. (Canada)
                  Primerica Life Insurance Company of Canada (Canada) ProAmerica Managed Care, Inc. (Texas)
         Red Oak Plaza Holding Company, Inc. (Delaware)
         The Center for Corporate Health, Inc. (Connecticut)
         The Travelers Employee Benefits Company, Inc.









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         The Travelers Health Company (Connecticut)
         The Travelers Health Network, Inc. (Delaware)
            Travelers Health Network of California, Inc. (California) Travelers Health Network of Georgia, Inc. (Georgia)
            Travelers Health Network of Illinois, Inc. (Illinois) Travelers Health Network of Louisiana, Inc. (Louisiana) Travelers Health Network of New York, Inc. (New York) Travelers Health Network of Texas, Inc. (Texas)
            Travelers Health Network of Virginia, Inc. (Virginia)
         The Travelers Life and Annuity Company (Connecticut)
         The Travelers Life Insurance Company of Connecticut (Connecticut) The Travelers Managed Pharmacy, Inc. (Connecticut)
         The Travelers Plan Administrators, Inc. (Connecticut)
            The Travelers Plan Administrators of Florida, Inc. (Florida) The Travelers Telebrokerage, Inc. (Illinois)
         Three Parkway Inc. - I (Pennsylvania)
         Three Parkway Inc. - II (Pennsylvania)
         Three Parkway Inc. - III (Pennsylvania)
         Travelers Employee Benefits Company, Inc. (Connecticut)
         U.S. Behavioral Health (California)
            Behavioral Health Administrators (California)
            U.S. Behavioral Health Plan, California (California)
      The Travelers Insurance Company of Illinois (Illinois)
      The Travelers Insurance Corporation Proprietary Limited (Australia) The Travelers Investment Management Company (Connecticut)
      The Travelers Marine Corporation (California)
      The Travelers Realty Investment Company (Connecticut)
         Advision, Inc. (Connecticut)
      Travelers Asset Management International Corporation (New York) Travelers Canada Corporation (Canada)
      Travelers Equities Sales, Inc. (Connecticut)
      Travelers Mortgage Securities Corporation (Delaware)
      Travelers of Ireland Limited (Ireland)
      Travelers Specialty Property Casualty Company, Inc. (Connecticut) Travtech, Inc. (Connecticut)
   Warehouse RE, Ltd. (Turks and Caicos Is.)
CCC Holdings, Inc. (Delaware)
   Commercial Credit Company (Delaware)
      American Health and Life Insurance Company (Maryland)
         Commercial Credit Insurance Agency of Texas, Inc. (Texas)
         World Service Life Insurance Company of Colorado (Colorado) Brookstone Insurance Company (Vermont)
      CC Consumer Services of Alabama, Inc. (Alabama)
      CC Finance Company, Inc. (New York)








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      CC Financial Services, Inc. (Hawaii)
      CC Home Lenders Consumer Discount Company (Pennsylvania)
      CC Home Lenders Financial, Inc. (Georgia)
      CC Home Lenders Services, Inc.
         CC Consumer Services of Alabama, Inc. (Alabama)
         CC Home Lenders Consumer Discount Company (Pennsylvania)
         CC Home Lenders Financial Services, Inc. (North Carolina)
         CC Home Lenders Financial, Inc. (Georgia)
         CC Home Lenders, Inc. (Ohio)
         Commercial Credit Corporation  (Texas)
         Commercial Credit Financial of Kentucky, Inc. (Kentucky)
         Commercial Credit Financial of West Virginia, Inc. (West Virginia) Commercial Credit Services of Kentucky, Inc. (Kentucky)
      CC Retail Services, Inc. (Delaware)
         Troy Textiles, Inc. (Delaware)
      CCC Fairways, Inc. (Delaware)
      City Loan Bank (Ohio)
         The City Loan Service Corporation (Ohio)
      City Loan Financial Services, Inc. (Ohio)
      City Loan Financial, Inc. (Ohio)
      Commercial Credit Banking Corporation (Oregon)
      Commercial Credit Consumer Services, Inc. (Minnesota)
      Commercial Credit Corporation  (Alabama)
      Commercial Credit Corporation  (California)
      Commercial Credit Corporation  (Iowa)
      Commercial Credit Corporation  (Kentucky)
         Certified Insurance Agency, Inc. (Kentucky)
         Commercial Credit Investment, Inc. (Kentucky)
         National Life Insurance Agency of Kentucky, Inc. (Kentucky)
         Union Casualty Insurance Agency, Inc. (Kentucky)
      Commercial Credit Corporation (Maryland)
        (also D/B/A  Commercial Credit Corporation (MD))
         Action Data Services, Inc. (Missouri)
         Commercial Credit Plan, Incorporated  (Oklahoma)
           (also D/B/A Commercial Credit Consumer Services, Inc.)
      Commercial Credit Corporation  (New Jersey)
      Commercial Credit Corporation  (New York)
      Commercial Credit Corporation  (South Carolina)
      Commercial Credit Corporation  (West Virginia)
      Commercial Credit Corporation NC (North Carolina)
      Commercial Credit Europe, Inc. (Delaware)
      Commercial Credit Far East Inc. (Delaware)












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      Commercial Credit Insurance Services, Inc. (Maryland)
         Commercial Credit Insurance Agency (P&C) of Mississippi, Inc.
            (Mississippi)
         Commercial Credit Insurance Agency of Alabama, Inc. (Alabama) Commercial Credit Insurance Agency of Kentucky, Inc. (Kentucky) Commercial Credit Insurance Agency of Massachusetts, Inc.
            (Massachusetts)
         Commercial Credit Insurance Agency of Nevada, Inc. (Nevada) Commercial Credit Inurance Agency of New Mexico, Inc. (New Mexico)
      Commercial Credit International, Inc. (Delaware)
         Comind Leasing (Brazil)
         Commercial Credit International Banking Corp. (Oregon)
            CCC Realty Credit Limited (Canada)
            Commercial Credit Services do Brazil Ltda. (Brazil)
         Commercial Credit Services Belgium S.A. (Belgium)
         Commercial Credit Services Israel Limited (Israel)
            Industrial Leasing Services Limited (Israel)
               Comlease Ltd. (Israel)
      Commercial Credit Limited (Delaware)
      Commercial Credit Loan, Inc.  (New York)
      Commercial Credit Loans, Inc. (Delaware)
      Commercial Credit Loans, Inc.  (Ohio)
      Commercial Credit Loans, Inc.  (Virginia)
      Commercial Credit Management Corporation (Maryland)
      Commercial Credit Plan Consumer Discount Company (Pennsylvania) Commercial Credit Plan Incorporated (Tennessee)
        (also D/B/A  Commercial Credit Plan (TN))
      Commercial Credit Plan Incorporated  (Utah)
      Commercial Credit Plan Incorporated of Georgetown (Delaware) Commercial Credit Plan Industrial Loan Company (Virginia)
      Commercial Credit Plan, Incorporated  (Colorado)
      Commercial Credit Plan, Incorporated  (Delaware)
      Commercial Credit Plan, Incorporated  (Georgia)
      Commercial Credit Plan, Incorporated  (Missouri)
      Commercial Credit Savings Bank (Pennsylvania)
      Commercial Credit Securities, Inc. (Delaware)
      Commercial Insurance Resources, Inc. (Delaware)
         Gulf Insurance Company (Missouri)
            Atlantic Insurance Company (Texas)
               Gulf Group Lloyds (Texas)
                 (also D/B/A  Texas Lloyd Plan)
            Gulf Risk Services, Inc. (Delaware)
            Gulf Underwriters Insurance Company (North Carolina)
            Penn Casualty Insurance Company (Missouri)
            Select Insurance Company (Texas)
      DeAlessandro & Associates, Inc. (Delaware)







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      Park Tower Holdings, Inc. (Delaware)
         CC Retail Services, Inc. (Delaware)
            Troy Textiles, Inc. (Delaware)
         COMCRES, Inc. (Delaware)
         Commercial Credit Development Corporation (Delaware)
               Myers Park Properties, Inc. (Delaware)
      Penn Re, Inc. (North Carolina)
      Plympton Concrete Products, Inc. (Delaware)
      Primerica Bank (Delaware)
      Primerica Bank USA (Delaware)
      Resource Deployment, Inc. (Texas)
      Verochris Corporation (Delaware)
         AMC Aircraft Corp. (Delaware)
      Voyager Guaranty Insurance Company (Missouri)
      World Service Life Insurance Company (Colorado)
Margco Holdings, Inc. (Delaware)
   Berg Associates (New Jersey)
   Berg Enterprises Realty, Inc.  (New York)
   Dublin Escrow, Inc. (California)
   Farrington Realty, Inc. (New Jersey)
   M.K.L. Realty Corporation (New Jersey)
   MFC Holdings, Inc. (Delaware)
   MRC Holdings, Inc. (Delaware)
   The Berg Agency, Inc.
Mirasure Insurance Company, Ltd. (Bermuda)
Mirasure, Inc. (Delaware)
PA/RCM Corporation (Delaware)
PA/RCM LP Corporation (Delaware)
Pacific Basin Investments Ltd. (Delaware)
Primerica Corporation (Wyoming)
Primerica Finance Corporation (Delaware)
RCM Capital Trust Company (California)
SBS Trust Company
Smith Barney Shearson Holdings Inc. (Delaware)
   250 Realty Inc.
   Hubert and Moore Group Inc. (Delaware)
   Mutual Management Corp. (New York)
      Smith Barney Asset Management Co., Ltd. (Japan)
   R-H Sports Enterprises Inc. (Georgia)
   SBS Software Inc. (Delaware)
   Smith Barney Asia Inc. (Delaware)












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   Smith Barney Inc. (Delaware)
      1345 Media Corp. (Delaware)
      1345 Realty Corporation (Delaware)
         Corporate Realty Income Fund I, L.P.
      Americas Avenue Corporation (Delaware)
      Corporate Realty Advisors, Inc. (Delaware)
      CRA Acquisition Corp. (Delaware)
      IPO Holdings Inc. (Delaware)
         Institutional Property Owners, Inc. III (New York) Institutional Property Owners, Inc. IV (Delaware) Institutional Property Owners, Inc. V (Delaware) Institutional Property Owners, Inc. VI (California) Institutional Property Owners, Inc. VII (Delaware)
      MLA 50 Corporation (Delaware)
         MLA Associates, L.P.
      MLA GP Corporation (Delaware)
      Municipal Markets Advisors Incorporated (Delaware)
      SB Depositary Corporation (Delaware)
      SBF Corp. (Delaware)
        (also D/B/A  SB GP Company)
         Bridgewater, L.P.
         Smith Barney Funding, L.P.
      Smith Barney Acquisition Corporation (Delaware)
      Smith Barney Acquisition Fund, Inc. (Cayman Islands) Smith Barney Commercial Corp. (Delaware)
      Smith Barney Funding Holding Corp. (Delaware)
         SBF Securities Company, L.P.
      Smith Barney Global Capital Management, Inc. (Delaware) Smith Barney Investment, Inc. (Delaware)
         Smith Barney L.P. - ESC-1
      Smith Barney Offshore, Inc. (Delaware)
         Decathlon Offshore Limited (Cayman Islands)
      Smith Barney Pension Advisors Corp. (Delaware)
      Smith Barney Realty Advisors, Inc. (Delaware)
         Smith Barney Real Estate Opportunity Fund, L.P. Smith Barney Realty, Inc. (Delaware)
      Smith Barney Risk  Investors, Inc. (Delaware)
         Smith Barney Investors L.P.
      Smith Barney Venture Corp. (Delaware)
         First Century Company
            First Century Partnership II
         First Century Management Company
            First Century Partnership III
   Smith Barney Mortgage Capital Corp. (Delaware)









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   Smith Barney Mortgage Capital Group, Inc. (Delaware)
   Smith Barney Shearson (Chile) Corredora de Seguro Limitada (Chile)
     (also D/B/A  SBS (Chile) Corredora de Seguros Ltda.)
   Smith Barney Shearson Cayman Islands, Ltd. (Cayman Islands)
   Smith Barney Shearson Futures Management Inc. (Delaware)
      Ayco Futures Fund L.P.
      Commodity Trend Timing Fund I
      Commodity Trend Timing Fund II
      Commodity Venture Fund
      F-1000 Futures Fund L.P., Series IX
      F-1000 Futures Fund L.P., Series VI
      F-1000 Futures Fund L.P., Series VIII
      F-1000 Guarantee Futures Fund L.P., Series IV
      Greenbrier Futures Fund L.P.
      Harbourer Fund, Ltd.
      Hutton Investors Futures Fund L.P. II
      Hutton Investors Futures Fund L.P. III
      Monetary Venture Fund
      Parnel Futures Associates, L.P.
      Peregrine Futures Fund, L.P.
      Shearson Lehman Brothers International Advisors
         Currency Fund L.P.
      Shearson Lehman Futures 1000 Plus, L.P.
      Shearson Lehman Select Advisors Futures Fund L.P.
      SLB Mid-West Futures Fund L.P.
      SLH Performance Partners Futures Fund L.P.
      Smith Barney Offshore Fund Ltd.
   Smith Barney Shearson Inc. (Delaware)
      SBHU Life Agency, Inc. (Delaware)
         Robinson-Humphrey Insurance Services Inc. (Georgia)
            Robinson-Humphrey Insurance Services of Alabama, Inc. (Alabama) SBHU Life & Health Agency, Inc. (Delaware)
         SBHU Life Agency of Arizona, Inc. (Arizona)
         SBHU Life Agency of Indiana, Inc. (Indiana)
         SBHU Life Agency of Utah, Inc. (Utah)
         SBHU Life Insurance Agency of Massachusetts, Inc. (Massachusetts) SBS Insurance Agency of Hawaii, Inc. (Hawaii)
         SBS Insurance Agency of Idaho, Inc. (Idaho)
         SBS Insurance Agency of Maine, Inc. (Maine)
         SBS Insurance Agency of Minnesota, Inc. (Minnesota)
         SBS Insurance Agency of Montana, Inc. (Montana)
         SBS Insurance Agency of Nevada, Inc. (Nevada)
         SBS Insurance Agency of North Carolina, Inc. (North Carolina)
         SBS Insurance Agency of Ohio, Inc. (Ohio)









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         SBS Insurance Agency of South Dakota, Inc. (South Dakota)
         SBS Insurance Agency of Woming, Inc. (Wyoming)
         SBS Insurance Brokerage Agency of Arkansas, Inc. (Arkansas)
         SBS Insurance Brokers of Arizona, Inc. (Arizona)
         SBS Insurance Brokers of Indiana, Inc. (Indiana)
         SBS Insurance Brokers of Kentucky, Inc. (Kentucky)
         SBS Insurance Brokers of Louisiana, Inc. (Louisiana)
         SBS Insurance Brokers of Missouri, Inc. (Missouri)
         SBS Insurance Brokers of New Hampshire, Inc.
         SBS Insurance Brokers of North Dakota, Inc. (North Dakota)
         SBS Insurance Brokers of Oklahoma, Inc. (Oklahoma)
         SBS Insurance Brokers of Virginia, Inc. (Virginia)
         SBS Life Insurance Agency of Puerto Rico, Inc. (Puerto Rico) Shearson Lehman Hutton Insurance Agency Brokers of Oklahoma, Inc. SLB Insurance Agency of Maryland, Inc. (Maryland)
         Smith Barney, Harris Upham Life Agency Inc. (Louisiana)
      Smith Barney Shearson (Hong Kong) Limited (Hong Kong)
      Smith Barney Shearson Europe Holdings, Ltd. (United Kingdom)
         Smith Barney Shearson Europe, Ltd. (United Kingdom)
         Smith Barney Shearson Futures, Ltd. (United Kingdom)
      Smith Barney Shearson International Incorporated (Oregon)
         Smith Barney Pacific Holdings, Inc. (British Virgin Is.)
            Smith Barney Shearson (Asia) Limited (Hong Kong)
         Smith Barney Shearson (Singapore) Pte Ltd (Singapore)
         Smith Barney Shearson, HG Asia (Singapore) Pte Ltd (Singapore)
            HG Asia (Singapore) Pte. Ltd.
      The Robinson-Humphrey Company, Inc. (Delaware)
   Smith Barney Shearson Mortgage Brokers Inc. (Delaware)
   Smith, Barney Advisers, Inc. (Delaware)
      Smith Barney Shearson Strategy Advisers Inc.
         E.C. Tactical Management S.A. (Luxembourg)
   Structured Mortgage Securities Corporation (Delaware)
   Thirty Fourth Street Partners L.P.
Smith Barney Shearson Trust Company (New York)
Smith Barney Shearson Trust Company of Florida
Tinmet Corporation (Delaware)











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